EXECUTION COPY



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                  as Purchaser,

                           GMAC MORTGAGE CORPORATION,

                             as Seller and Servicer,

                   WALNUT GROVE HOME EQUITY LOAN TRUST 2000-A,

                                   as Seller,

                         GMACM HOME LOAN TRUST 2000-CL1,

                                   as Issuer,

                                       and

                        WELLS FARGO BANK MINNESOTA, N.A.,

                              as Indenture Trustee




                  --------------------------------------------

                          HOME LOAN PURCHASE AGREEMENT
                  --------------------------------------------



                         Dated as of September 28, 2000


                                TABLE OF CONTENTS

                                                                                            Page


                                                -I-

ARTICLE I         DEFINITIONS...............................................................2

        Section 1.1   Definitions...........................................................2

        Section 1.2   Other Definitional Provisions.........................................2

ARTICLE II        SALE OF HOME LOANS AND RELATED PROVISIONS.................................3

        Section 2.1   Sale of Initial Home Loans............................................3

        Section 2.2   Sale of Subsequent Home Loans.........................................6

        Section 2.3   Payment of Purchase Price.............................................9

ARTICLE III       REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH......................10

        Section 3.1   Seller Representations and Warranties................................10

ARTICLE IV        SELLER'S COVENANTS.......................................................18

        Section 4.1   Covenants of the Seller..............................................18

ARTICLE V         SERVICING................................................................18

        Section 5.1   Servicing............................................................18

ARTICLE VI        INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS.........18

        Section 6.1   Indemnification with Respect to the Home Loans.......................18

        Section 6.2   Limitation on Liability of the Seller................................18

ARTICLE VII       TERMINATION..............................................................19

        Section 7.1   Termination..........................................................19

ARTICLE VIII      MISCELLANEOUS PROVISIONS.................................................19

        Section 8.1   Amendment............................................................19

        Section 8.2   GOVERNING LAW........................................................19

        Section 8.3   Notices..............................................................19

        Section 8.4   Severability of Provisions...........................................20

        Section 8.5   Relationship of Parties..............................................20

        Section 8.6   Counterparts.........................................................20

        Section 8.7   Further Agreements...................................................21

        Section 8.8   Intention of the Parties.............................................21

        Section 8.9   Successors and Assigns; Assignment of This Agreement.................21

        Section 8.10  Survival.............................................................22

        Section 8.11  Third Party Beneficiary..............................................22




EXHIBIT 1  HOME LOAN SCHEDULE...............................................................1

EXHIBIT 2  FORM OF SUBSEQUENT TRANSFER AGREEMENT............................................1

EXHIBIT 3  FORM OF ADDITION NOTICE..........................................................1


        This Home Loan Purchase Agreement (the "Agreement"), dated as of September 28, 2000, is made among GMAC Mortgage Corporation, as seller ("GMACM") and as servicer (in such capacity, the "Servicer"), Walnut Grove Home Equity Loan Trust 2000-A, as seller ("WG Trust" and, together with GMACM, each a "Seller" and collectively, the "Sellers"), Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), GMACM Home Loan Trust 2000-CL1, as issuer (the "Issuer"), and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

        WHEREAS, GMACM, in the ordinary course of its business acquires and originates home equity loans and originated all of the home equity loans listed on the Home Loan Schedule attached as Exhibit 1 hereto (the "Initial Home Loans");

        WHEREAS, GMACM sold a portion of the Initial Home Loans (the "WG Trust Initial Home Loans"), to Walnut Grove Funding, Inc. ("Walnut Grove"), pursuant to a Mortgage Loan Purchase Agreement (the "Walnut Grove Purchase Agreement"), dated as of June 1, 2000, among Walnut Grove, as purchaser, GMACM, as seller, WG Trust, as Issuer and Bank One, National Association, as trustee (each date of sale, a "Prior Transfer Date");

        WHEREAS, Walnut Grove sold the WG Trust Initial Home Loans to WG Trust pursuant to a Trust Agreement, dated as of June 1, 2000, between Walnut Grove, as depositor and Wilmington Trust Company, as owner trustee;

        WHEREAS, GMACM owns the Cut-Off Date Principal Balances and the Related Documents for the portion of Initial Home Loans indicated on the Home Loan Schedule -A attached as Exhibit 1-A hereto (the "GMACM Initial Home Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the GMACM Initial Home Loans;

        WHEREAS, WG Trust owns the Cut-Off Date Principal Balances and the Related Documents for the WG Trust Initial Home Loans indicated on the Home Loan Schedule -B attached as Exhibit 1-B hereto, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the WG Trust Initial Home Loans;

        WHEREAS, the parties hereto desire that: (i) GMACM sell the Cut-Off Date Principal Balances of the GMACM Initial Home Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement together with the Related Documents, (ii) WG Trust sell the Cut-Off Date Principal Balances of the WG Trust Initial Home Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement together with the Related Documents, (iii) GMACM may sell Subsequent Home Loans to the Issuer on one or more Subsequent Transfer Dates pursuant to the terms of the related Subsequent Transfer Agreement, and
(iv) each Seller make certain representations and warranties on the Closing Date and GMACM make certain representations and warranties on each Subsequent Transfer Date;

        WHEREAS, pursuant to the Trust Agreement, the Purchaser will sell the Initial Home Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

     WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Home Loans;

     WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

     WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes, secured by the Trust Estate;

        NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the indenture dated as of September 28, 2000 (the "Indenture"), between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2 Other Definitional Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

        The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean
"including without limitation"; "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

        The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

        Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                    SALE OF HOME LOANS AND RELATED PROVISIONS

Section 2.1    Sale of Initial Home Loans.

(a) GMACM, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the GMACM Initial Home Loans (including the Cut-Off Date Principal Balances), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off
Date); (ii) the interest of GMACM in any insurance policies in respect of the GMACM Initial Home Loans; and (iii) all proceeds of the foregoing. Such conveyance shall be deemed to be made: with respect to the Cut-Off Date Principal Balances, as of the Closing Date, subject to the receipt by GMACM of consideration therefor as provided herein under clause (a) of Section 2.3.

(b) WG Trust, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the WG Trust Initial Home Loans (including the Cut-Off Date Principal Balances), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off Date); (ii) the interest of WG Trust in any insurance policies in respect of the WG Trust Initial Home Loans; and (iii) all proceeds of the foregoing. Such conveyance shall be deemed to be made: with respect to the Cut-Off Date Principal Balances, as of the Closing Date, subject to the receipt by WG Trust of consideration therefor as provided herein under clause (a) of
Section 2.3.

               In addition, the Issuer shall deposit with the Indenture Trustee from proceeds of the issuance of the Securities on the Closing Date (i) the Original Pre-Funded Amount for deposit in the Pre-Funding Account and (ii) the Interest Coverage Amount for deposit in the Capitalized Interest Account.

(c) In connection with the conveyance by GMACM of the GMACM Initial Home Loans and any Subsequent Home Loans, GMACM further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the GMACM Initial Home Loans and on or prior to the related Subsequent Cut-Off Date in the case of any Subsequent Home Loans, to indicate in its books and records that the GMACM Initial Home Loans have been sold to the Purchaser pursuant to this Agreement, and, in the case of the Subsequent Home Loans, to the Issuer pursuant to the related Subsequent Transfer Agreement, and to deliver to the Purchaser true and complete lists of all of the Home Loans specifying for each Home Loan
(i) its account number and (ii) its Cut-Off Date Principal Balance or Subsequent Cut-Off Date Principal Balance. Home Loan Schedule -A, which forms part of the Home Loan Schedule, shall be marked as Exhibit 1-A to this Agreement and is hereby incorporated into and made a part of this Agreement.

(d) In connection with the conveyance by WG Trust of the WG Trust Initial Home Loans, WG Trust further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the WG Trust Initial Home Loans, to indicate in its books and records that the WG Trust Initial Home Loans have been sold to the Purchaser pursuant to this Agreement. GMACM, as Servicer of the WG Trust Initial Home Loans, agrees, and to deliver to the Purchaser true and complete lists of all of the Home Loans specifying for each Home Loan (i) its account number and (ii) its Cut-Off Date Principal Balance. Home Loan Schedule -B, which forms part of the Home Loan Schedule, shall be marked as Exhibit 1-B to this Agreement and is hereby incorporated into and made a part of this Agreement.

(e) In connection with the conveyance by GMACM of the GMACM Initial Home Loans and any Subsequent Home Loans and the conveyance by WG Trust of the WG Trust Initial Home Loans, GMACM shall on behalf of the Purchaser deliver to, and deposit with the Custodian, at least five (5) Business Days before the Closing Date in the case of an Initial Home Loan, and, on behalf of the Issuer, three
(3) Business Days prior to the related Subsequent Transfer Date in the case of a Subsequent Home Loan, with respect to (i) below, or within 90 days of the Closing Date or the Subsequent Transfer Date, as the case may be, with respect to (ii) through (v) below, the following documents or instruments with respect to each related Home Loan of the related Seller:

(i) the original Mortgage Note endorsed without recourse in blank (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of the related Seller) or, with respect to any Home Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the related Seller that such Mortgage has been sent for recording, or a county certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

(iii) assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form from GMACM or WG Trust to "Wells Fargo Bank Minnesota, N.A., as Indenture Trustee under that certain Indenture dated as of September 28, 2000, for GMACM Home Loan Trust 2000-CL1, Home Loan-Backed Term Notes" c/o the Servicer at an address specified by the Servicer;

(iv) originals of any intervening assignments of the Mortgage from the originator to GMACM or WG Trust, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by GMACM that such original intervening assignment has been sent for recording; and

(v) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to such Home Loan.

        Within the time period for the review of each Mortgage File set forth in
Section 2.2 of the Custodial Agreement, if a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Home Loan, or the interests of the Indenture Trustee (as pledgee of the Home Loans), the Noteholders, the Certificateholders or the Credit Enhancer in such Home Loan, including GMACM's failure to deliver any document required to be delivered to the Custodian on behalf of the Indenture Trustee (provided, that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iv) above if GMACM has submitted such assignment for recording pursuant to the terms of the following paragraph), GMACM shall cure such defect, repurchase the related Home Loan at the Repurchase Price or substitute an Eligible Substitute Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Home Loans.

        In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clauses (ii) or (iv) above, delivered by GMACM or WG Trust to the Custodian contemporaneously with the execution and delivery of this Agreement, GMACM or WG Trust will deliver or cause to be delivered the originals or certified copies of such documents to the Custodian promptly upon receipt thereof.

        Upon sale of the Initial Home Loans, the ownership of each Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall be vested in the Purchaser and the ownership of all records and documents with respect to the Initial Home Loans that are prepared by or that come into the possession of either Seller, as a seller of the Initial Home Loans hereunder or by GMACM in its capacity as Servicer under the Servicing Agreement shall immediately vest in the Purchaser, and shall be promptly delivered to the Servicer in the case of documents in possession of WG Trust and retained and maintained in trust by GMACM as the Servicer at the will of the Purchaser, in such custodial capacity only. In the event that any original document held by GMACM hereunder in its capacity as Servicer is required pursuant to the terms of this Section to be part of a Mortgage File, such document shall be delivered promptly to the Custodian. Each Seller's records will accurately reflect the sale of each Seller's respective Initial Home Loan to the Purchaser.

        The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property conveyed to it pursuant to this Section 2.1.

(f) The parties hereto intend that the transactions set forth herein constitute a sale by the Sellers to the Purchaser of each of the Sellers' right, title and interest in and to their respective Initial Home Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, each Seller hereby grants to the Purchaser a security interest in all of such Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Initial Home Loans and such other property, to secure all of such Seller's obligations hereunder, and this Agreement shall and hereby does constitute a security agreement under applicable law. Each Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of any continuation statements with respect to the UCC-1 financing statements filed with respect to the Initial Home Loans by the Purchaser on the Closing Date, and any amendments thereto required to reflect a change in the name or corporate structure of such Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of such Seller, as are necessary to perfect and protect the Purchaser's interests in each Initial Home Loan and the proceeds thereof.

Section 2.2    Sale of Subsequent Home Loans.

(a) Subject to the conditions set forth in paragraphs (b) and (c) below (the satisfaction of which (other than the conditions specified in paragraphs (b)(i),
(b)(ii), (b)(iii), (b)(vi), (b)(vii) and (c)(iii)) shall be evidenced by an Officer's Certificate of GMACM dated the date of the related Subsequent Transfer
Date), in consideration of the Issuer's payment of the purchase price provided for in Section 2.3 on one or more Subsequent Transfer Dates using amounts on deposit in the Pre-Funding Account, GMACM may, on the related Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse to the Issuer but subject to the other terms and provisions of this Agreement all of the right, title and interest of GMACM in and to (i) Subsequent Home Loans identified on the related Home Loan Schedule attached to the related Subsequent Transfer Agreement delivered by GMACM on such Subsequent Transfer Date (ii) all money due or to become due on such Subsequent Home Loan and after the related Subsequent Cut-Off Date and (iii) all items with respect to such Subsequent Home Loans to be delivered pursuant to Section 2.1 above and the other items in the related Mortgage Files; provided, however, that GMACM reserves and retains all right, title and interest in and to principal received and interest accruing on any Subsequent Home Loan prior to the related Subsequent Cut-Off Date. Any transfer to the Issuer by GMACM of Subsequent Home Loans shall be absolute, and is intended by the Issuer and GMACM to constitute and to be treated as a sale of such Subsequent Home Loans by GMACM to the Issuer. In the event that any such transaction is deemed not to be a sale, GMACM hereby grants to the Issuer as of each Subsequent Transfer Date a security interest in all of GMACM's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the related Subsequent Home Loans and such other property, to secure all of GMACM's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. GMACM agrees to take or cause to be taken such actions and to execute such documents, including the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the related Subsequent Transfer
Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of GMACM or the filing of any additional UCC-1 financing statements due to the change in the principal office of GMACM, as are necessary to perfect and protect the interests of the Issuer and its assignees in each Subsequent Home Loan and the proceeds thereof.

        The Issuer on each Subsequent Transfer Date shall acknowledge its acceptance of all right, title and interest to the related Subsequent Home Loans and other property, existing on the Subsequent Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.2.

        The Issuer shall be entitled to all scheduled principal payments due after each Subsequent Cut-Off Date, all other payments of principal due and collected after each Subsequent Cut-Off Date, and all payments of interest on any related Subsequent Home Loans, minus that portion of any such interest payment that is allocable to the period prior to the related Subsequent Cut-Off Date. No scheduled payments of principal due on Subsequent Home Loans on or before the related Subsequent Cut-Off Date and collected after such Subsequent Cut-Off Date shall belong to the Issuer pursuant to the terms of this Agreement.

(b) GMACM may transfer to the Issuer Subsequent Home Loans and the other property and rights related thereto described in Section 2.2(a) above during the Pre-Funding Period, and the Issuer shall cause to be released funds from the Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i) GMACM shall have provided the Indenture Trustee, the Rating Agencies and the Credit Enhancer with a timely Addition Notice substantially in the form of
Exhibit 3, which notice shall be given no later than seven Business Days prior to the related Subsequent Transfer Date, and shall designate the Subsequent Home Loans to be sold to the Issuer, the aggregate Principal Balance of such Subsequent Home Loans as of the related Subsequent Cut-Off Date and any other information reasonably requested by the Indenture Trustee or the Credit Enhancer with respect to such Subsequent Home Loans;

(ii) GMACM shall have delivered to the Indenture Trustee and the Credit Enhancer a duly executed Subsequent Transfer Agreement substantially in the form of
Exhibit 2, (A) confirming the satisfaction of each condition precedent and representations specified in this Section 2.2(b) and in Section 2.2(c) and in the related Subsequent Transfer Agreement and (B) including a Home Loan Schedule listing the Subsequent Home Loans;

(iii) as of each Subsequent Transfer Date, as evidenced by delivery to the Indenture Trustee of the Subsequent Transfer Agreement in the form of Exhibit 2, GMACM shall not be insolvent, made insolvent by such transfer or aware of any pending insolvency;

(iv) such sale and transfer shall not result in a material adverse tax consequence to the Issuer or, due to any action or inaction on the part of GMACM to the Securityholders; and

(v) the Credit Enhancer shall have approved the sale of the Subsequent Home Loans (which approval shall not be unreasonably withheld) within five (5) Business Days of receipt of the Home Loan Schedule reflecting the Subsequent Home Loans; provided, that if the Credit Enhancer shall not have notified GMACM within five (5) Business Days that the Credit Enhancer does not so approve, such sale of Subsequent Home Loans shall be deemed approved by the Credit Enhancer.

        In addition, GMACM shall have delivered to the Issuer, the Indenture Trustee and the Credit Enhancer an Opinion of Counsel with respect to certain bankruptcy matters relating to the transfers of Subsequent Home Loans, which Opinion of Counsel shall be substantially in the form of the Opinion of Counsel delivered to the Credit Enhancer and the Rating Agencies and the Indenture Trustee on the Closing Date regarding certain bankruptcy matters, within 30 days after the end of the Pre-Funding Period relating to all Subsequent Home Loans transferred to the Trust during the Pre-Funding Period and purchased, from funds on deposit in the Pre-Funding Account.

The obligation of the Issuer to purchase a Subsequent Home Loan on any Subsequent Transfer Date is subject to the following conditions: (i) each such Subsequent Home Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Agreement and this Agreement; (ii) GMACM will not select such Subsequent Home Loans in a manner that it reasonably believes is adverse to the interests of the Noteholders or the Credit Enhancer; (iii) GMACM will deliver to the Credit Enhancer and the Indenture Trustee certain Opinions of Counsel described in Section 2.2(b) and acceptable to the Credit Enhancer and the Indenture Trustee with respect to the conveyance of such Subsequent Home Loans; and (iv) as of the related Subsequent Cut-Off Date each Subsequent Home Loan will satisfy the following criteria: (A) such Subsequent Home Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (B) such Subsequent Home Loan must be secured by a mortgage in a first or second lien position; (C) such Subsequent Home Loan must have a CLTV at origination of no more than 110.00%; (D) such Subsequent Home Loan must have an original term to maturity of not more than 300 months and a remaining term to maturity which does not extend beyond September 1, 2025; (E) such Subsequent Home Loan must have a Loan Rate of less than 10.00%; (F) such Subsequent Home Loan must have a principal balance not in excess of $50,000; (G) such Subsequent Home Loan may not have a credit score less than 580; (H) such Subsequent Home Loan may not be secured by non-owner occupied investment properties or secondary residences; (I) such Subsequent Home Loan must be underwritten in accordance with a full documentation underwriting program; and (J) following the purchase of such Subsequent Home Loans by the Issuer, as of each Subsequent Cut-Off Date, the Home Loans included in the Trust Estate (by aggregate Principal Balance) must have the following characteristics: (i) a weighted average Loan Rate of not less than 15.900%, (ii) may not include balloon loans, (iii) the percentage of Home Loans secured by single family residences or residences located in PUDs may not be less than 89%, (iv) may not have a concentration in the State of California in excess of 25.00%, (v) the percentage of Home Loans made to borrowers with a credit score less than 580 shall not exceed 2%, (vi) will have a weighted average credit score (excluding Home Loans for which a credit score is not available) of at least 615, (vii) will have a weighted average CLTV at origination of not more than 104.00%, and (viii) the percentage of Home Loans that are REMIC Ineligible Loans shall not be less than 60%. Subsequent Home Loans with characteristics materially varying from those set forth above may be purchased by the Issuer and included in the Trust Estate if they are acceptable to the Credit Enhancer, in its reasonable discretion; provided, however, that the addition of such Subsequent Home Loans will not materially affect the aggregate characteristics of the Home Loans in the Trust Estate. GMACM shall not transfer Subsequent Home Loans with the intent to mitigate losses on Home Loans previously transferred.

(c) Within five Business Days after each Subsequent Transfer Date, GMACM shall deliver to the Rating Agencies, the Indenture Trustee and the Credit Enhancer a copy of the updated Home Loan Schedule reflecting the Subsequent Home Loans in electronic format (to be followed by a hard copy).

(d) In the event that a home equity loan is not acceptable to the Credit Enhancer as a Subsequent Home Loan pursuant to Section 2.2(b)(v) hereof, the Credit Enhancer and GMACM may mutually agree to the transfer of such home equity loan to the Issuer as a Subsequent Home Loan, subject to any increase in the Overcollateralization Amount that may be agreed to by GMACM and the Credit Enhancer pursuant to the Indenture, in which event GMACM shall deliver to the Issuer and the Indenture Trustee, with a copy to the Credit Enhancer, an Officer's Certificate confirming the agreement to the transfer of such Subsequent Home Loan and specifying the amount of such increase in the Overcollateralization Amount, which additional Overcollateralization Amount may not be contributed by GMACM.

Section 2.3    Payment of Purchase Price.

(a) The sale of the Initial Home Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Initial Home Loans into the Trust Estate, the deposit of the Original Pre-Funded Amount and the Interest Coverage Amount into the Pre-Funding Account and the Capitalized Interest Account, respectively, and the issuance of the Securities. The purchase price (the "Purchase Price") for the GMACM Initial Home Loans to be paid by the Purchaser to GMACM on the Closing Date shall be an amount equal to $178,739,223.85 in immediately available funds, together with the Certificates, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price for the WG Trust Initial Home Loans to be paid by the Purchaser to WG Trust on the Closing Date shall be an amount equal to $54,100,548.35 in immediately available funds, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price paid for any Subsequent Home Loan by the Indenture Trustee from funds on deposit in the Pre-Funding Account, at the direction of the Issuer, shall be one-hundred percent (100%) of the Subsequent Cut-Off Date Principal Balance thereof (as identified on the Home Loan Schedule attached to the related Subsequent Transfer Agreement provided by GMACM).

(b) In consideration of the sale of the GMACM Initial Home Loans by GMACM to the Purchaser on the Closing Date, the Purchaser shall pay to GMACM on the Closing Date by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for each GMACM Initial Home Loan; provided, that such payment may be on a net funding basis if agreed by GMACM and the Purchaser. In consideration of the sale of any Subsequent Home Loan by GMACM to the Issuer, the Issuer shall pay to GMACM by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for each Subsequent Home Loan.

(c) In consideration of the sale of the WG Trust Initial Home Loans by WG Trust to the Purchaser on the Closing Date, the Purchaser shall pay to WG Trust on the Closing Date by wire transfer of immediately available funds to a bank account designated by WG Trust, the amount specified above in paragraph (a) for each WG Trust Initial Home Loan; provided, that such payment may be on a net funding basis if agreed by WG Trust and the Purchaser.

                                  ARTICLE III

                               REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

Section 3.1 GMACM Representations and Warranties. GMACM represents and warrants to the Purchaser, as of the Closing Date and as of each Subsequent Transfer Date (or if otherwise specified below, as of the date so specified):

(a)     As to GMACM:

(i) GMACM is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Home Loan;

(ii) GMACM has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Subsequent Transfer Agreement and all of the transactions contemplated under this Agreement and each Subsequent Transfer Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each Subsequent Transfer Agreement;

(iii) GMACM is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement by GMACM and its performance and compliance with the terms of this Agreement will not violate GMACM's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of GMACM threatened, against GMACM or with respect to this Agreement or any Subsequent Transfer Agreement that in the opinion of GMACM has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi)    Reserved;

(vii) This Agreement and each Subsequent Transfer Agreement constitutes a legal, valid and binding obligation of GMACM, enforceable against GMACM in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(viii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of GMACM in and to the GMACM Initial Home Loans, including the Cut-Off Date Principal Balances with respect to the GMACM Initial Home Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the GMACM Initial Home Loans; and this Agreement and the related Subsequent Transfer Agreement, when executed, will constitute a valid transfer and assignment to the Issuer of all right, title and interest of GMACM in and to the Subsequent Home Loans, including the Cut-Off Date Principal Balances of the Subsequent Home Loans, all monies due or to become due with respect thereto, and all proceeds of such Subsequent Cut-Off Date Principal Balances and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by GMACM; and

(ix) GMACM is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of GMACM or its properties or might have consequences that would materially adversely affect its performance hereunder;

(b) As to each Initial Home Loan (except as otherwise specified below) as of the Closing Date, or with respect to each Subsequent Home Loan as of the related Subsequent Transfer Date (except as otherwise specified below):

(i) The information set forth in the Home Loan Schedule with respect to each Home Loan or the Home Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;

(ii) With respect to each of the WG Trust Initial Home Loans, as of each respective Prior Transfer Date: (A) the related Mortgage Note and the Mortgage had not been assigned or pledged, except for any assignment or pledge that had been satisfied and released, (B) immediately prior to the assignment of such Home Loans to Walnut Grove, GMACM had good title thereto and (C) immediately prior to such assignment, GMACM was the sole owner and holder of the Home Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Home Loan in a second lien position, the lien of the related first mortgage) of any nature and had full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Home Loan, to sell and assign the same pursuant to the Walnut Grove Purchase Agreement;

(iii) With respect to the GMACM Initial Home Loans: (A) the related Mortgage Note and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Home Loans to the Purchaser, GMACM has good title thereto and (C) GMACM is the sole owner and holder of the Home Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Home Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Home Loans to sell and assign the same pursuant to this Agreement or the related Subsequent Transfer Agreement, as applicable;

(iv) To the best of GMACM's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Mortgage Note or Mortgage;

(v) To the best of GMACM's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

(vi) To the best of GMACM's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii) To the best of GMACM's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii) As of the Cut-Off Date or related Subsequent Cut-Off Date, no Home Loan was 30 days or more delinquent in payment of principal or interest;

(ix) With respect to the GMACM Initial Home Loans, the related Mortgage File contain or will contain, in accordance with Section 2.1(c)(ii), each of the documents and instruments specified to be included therein;

(x) To the best of the GMACM's knowledge, the related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws;

(xi) A title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Home Loan;

(xii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xiii) As of the Cut-Off Date, no more than approximately 24.58% and 5.34% of the Home Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties located in California and New Jersey, respectively;

(xiv) As of the Cut-Off Date or Subsequent Cut-Off Date, the Combined Loan-to-Value Ratio for each Home Loan was not in excess of 110%;

(xv) As of the Cut-Off Date, not less than 64.04% of the Home Loans, by Cut-Off Date Principal Balance, are REMIC Ineligible Loans;

(xvi) GMACM has not transferred the GMACM Initial Home Loans to the Purchaser or any Subsequent Home Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(xvii)  Reserved;

(xviii) Within a loan type, and except as required by applicable law, each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

(xix) To the best knowledge of GMACM, the physical property subject to each Mortgage is free of material damage and is in acceptable repair;

(xx) GMACM has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Servicer;

(xxi)   Reserved;

(xxii) None of the Home Loans is a reverse mortgage loan; (xxiii) No Home Loan has an original term to maturity in excess of 300 months;

(xxiv) All of the Home Loans are fixed rate and are fully amortizing. As of the Cut-off Date, the Loan Rates on the Home Loans range between 10.000% per annum and 18.500% per annum. The weighted average remaining term to stated maturity of the Home Loans as of the Cut-off Date is approximately 251 months;

(xxv) (A) Each Mortgaged Property consists of a single parcel of real property with a single family or an individual condominium unit; and (B) with respect to the Home Loans (a) approximately 6.97% (by Cut-Off Date Principal Balance) are secured by real property improved by individual condominium units, and (b) approximately 87.43% (by Cut-Off Date Principal Balance) are secured by real property with a single family residence erected thereon;

(xxvi) As of the Cut-Off Date no Initial Home Loan had a principal balance in excess of $64,971.01;

(xxvii) No more than approximately 99.60% of the Initial Home Loans, by aggregate Principal Balance as of the Cut-Off Date, are secured by second liens;

(xxviii) A policy of hazard insurance and flood insurance, if applicable, was required from the Mortgagor for the Home Loan when the Home Loan was originated;

(xxix) Other than with respect to a payment default, there is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and, to the best of GMACM's knowledge, no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by GMACM involved in originating or servicing the related Home Loan;

(xxx) To the best knowledge of GMACM, no instrument of release or waiver has been executed in connection with the Home Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection therewith;

(xxxi) With respect to each Home Loan secured by a second lien, either (a) no consent for such Home Loan was required by the holder or holders of the related prior lien, (b) such consent has been obtained and is contained in the related Mortgage File or (c) no consent for such Home Loan was required by relevant law; and

(xxxii) With respect to each Home Loan, to the extent permitted by applicable law, the related Mortgage contains a customary provision for the acceleration of the payment of the unpaid Principal Balance of the Home Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

               With respect to this Section 3.1(b), representations made by GMACM with respect to the WG Trust Initial Home Loans, made as of the Cut-Off Date or the Closing Date, are made by GMACM in its capacity as Servicer. Representations made by GMACM with respect to the WG Trust Initial Home Loans, made as of any other date, are made by GMACM in its capacity as Seller.

     (c) WG Trust Representations and Warranties. WG Trust represents and warrants to the Purchaser, as of the Closing Date:

               (i)    As to WG Trust:

     (i) WG Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) WG Trust has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(iii) WG Trust is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement by WG Trust and its performance and compliance with the terms of this Agreement will not violate WG Trust's organizational documents or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which WG Trust is a party or which may be applicable to WG Trust or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of WG Trust threatened, against WG Trust or with respect to this Agreement that in the opinion of WG Trust has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi) This Agreement constitutes a legal, valid and binding obligation of WG Trust, enforceable against WG Trust in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of WG Trust in and to the WG Trust Initial Home Loans, including the Cut-Off Date Principal Balances with respect to the WG Trust Initial Home Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the WG Trust Initial Home Loans; and

(viii) WG Trust is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of WG Trust or its properties or might have consequences that would materially adversely affect its performance hereunder.

               (ii)   As to the WG Trust Initial Home Loans:

(i) With respect to the WG Trust Initial Home Loans: (A) The related Mortgage Note and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Home Loans to the Purchaser, WG Trust had good title thereto and (C) WG Trust is the sole owner and holder of the Home Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Home Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Home Loans to sell and assign the same pursuant to this Agreement;

(ii) For each WG Trust Initial Home Loan, the related Mortgage File contains or will contain, in accordance with Section 2.1(c)(ii), each of the documents and instruments specified to be included therein;

(iii) WG Trust has not transferred the WG Trust Initial Home Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv) No instrument of release or waiver has been executed by WG Trust in connection with the WG Trust Initial Home Loans, and no Mortgagor has been released by WG Trust, in whole or in part, from its obligations in connection therewith.

        (d) Upon discovery by either Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of such Seller's respective representations or warranties in paragraph (a) or (c)(i) above that materially and adversely affects the interests of the Securityholders or the Credit Enhancer, as applicable, in any Home Loan, GMACM or WG Trust, as applicable, shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Home Loan or a Related Document, either (A) repurchase such Home Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Home Loan, in each case in the manner and subject to the conditions and limitations set forth below.

        Upon discovery by either Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of such Seller's respective representations or warranties in paragraphs (b) or (c) above, with respect to any Home Loan, or upon the occurrence of a Repurchase Event, that materially and adversely affects the interests of the Securityholders, the Credit Enhancer or the Purchaser in such Home Loan (notice of which shall be given to the Purchaser by the respective Seller, if it discovers the same), notwithstanding such Seller's lack of knowledge with respect to the substance of such representation and warranty, such Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Home Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Loans for such Home Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Home Loan repurchased by such Seller shall be deposited or caused to be deposited by the Servicer into the Custodial Account.

        In the event that either Seller elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1, such Seller shall deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.1(c), with the Mortgage Note endorsed as required by Section 2.1(c). No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Servicer and remitted by the Servicer to such Seller on the next succeeding Payment Date, provided that a payment equal to the applicable Monthly Payment for such month in respect of the

Deleted Loan has been received by the Issuer. For the month of substitution, distributions to the Note Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter such Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend or cause to be amended the Home Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Servicer shall deliver the amended Home Loan Schedule to the Owner Trustee, the Indenture Trustee and the Credit Enhancer. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, such Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (xiii), (xiv),
(xxiv), (xxv) and (xxvii) thereof), with respect to GMACM, or the representations and warranties set forth in Section 3.1(c), with respect to WG Trust, each as of the date of substitution and a representation and warranty that each Home Loan so substituted is an Eligible Substitute Loan as of the date of substitution, and such Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Servicer shall determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Note Payment Account in the month of substitution). Such Seller shall deposit the amount of such shortfall into the Custodial Account on the date of substitution, without any reimbursement therefor.

        Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee, shall release to such Seller the related Mortgage File for the Home Loan being repurchased or substituted for and the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in such Seller or its designee such Home Loan released pursuant hereto and thereafter such Home Loan shall not be an asset of the Issuer.
        It is understood and agreed that the obligation of each Seller to cure any breach, or to repurchase or substitute for any Home Loan as to which such a breach has occurred and is continuing, shall constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against such Seller.

        It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer or the Custodian.

                                   ARTICLE IV

                               SELLERS' COVENANTS

Section 4.1 Covenants of the Sellers. Each Seller hereby covenants that, except for the transfer hereunder and, with respect to GMACM, as of any Subsequent Transfer Date, neither Seller will sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Home Loan, or any interest therein. Each Seller shall notify the Issuer (in the case of the Initial Home Loans, as assignee of the Purchaser), of the existence of any Lien (other than as provided above) on any Home Loan immediately upon discovery thereof; and each Seller shall defend the right, title and interest of the Issuer (in the case of the Initial Home Loans, as assignee of the Purchaser) in, to and under the Home Loans against all claims of third parties claiming through or under such Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if either Seller shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

                                   ARTICLE V

                                    SERVICING

Section 5.1 Servicing. GMACM shall service the Home Loans pursuant to the terms and conditions of the Servicing Agreement and the Program Guide and shall service the Home Loans directly or through one or more sub-servicers in accordance therewith.

                                   ARTICLE VI

                         INDEMNIFICATION BY THE SELLERS
                       WITH RESPECT TO THE MORTGAGE LOANS

Section 6.1 Limitation on Liability of the Sellers. None of the directors, officers, employees or agents of either GMACM or WG Trust shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Subsequent Transfer Agreement. Except as and to the extent expressly provided in the Servicing Agreement, GMACM and WG Trust shall not be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders. GMACM, WG Trust and any director, officer, employee or agent of GMACM or WG Trust, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                  ARTICLE VII

                                   TERMINATION

Section 7.1 Termination. The obligations and responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.1 Amendment. This Agreement may be amended from time to time by the parties hereto by written agreement with the prior written consent of the Credit Enhancer (which consent shall not be unreasonably withheld).

Section 8.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)     if to the GMACM:

                          GMAC Mortgage Corporation
                          100 Witmer Road
                          Horsham, Pennsylvania  10944
                  Attention: Barry Bier, Senior Vice President
                       Re: GMACM Home Loan Trust 2000-CL1;

(ii)    if to WG Trust:

                          =========================
                          -------------------------
                          Attention: __________________________
                          Re:GMACM Home Loan Trust 2000-CL1;

(iii)   if to the Purchaser:

                    Residential Asset Mortgage Products, Inc.
                          8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                          Attention:President
                       Re: GMACM Home Loan Trust 2000-CL1;

(iv)    if to the Indenture Trustee:

                          Wells Fargo Bank Minnesota, N.A.
                          11000 Broken Land Parkway
                          Columbia, Maryland 21044
                   Attention: GMACM Home Loan Trust 2000-CL1;

(v)     if to the Issuer:

                          c/o Wilmington Trust Company, as Owner Trustee Rodney Square North
                          1100 North Market Street
                          Wilmington, Delaware 19890-0001
                     Re: GMACM Home Loan Trust 2000-CL1; or

(vi)    if to the Credit Enhancer:

                          Ambac Assurance Corporation
                          One State Street Plaza, 19th Floor
                          New York, New York  10004
                          Attention:Consumer Asset-Backed Securities Group
                       Re: GMACM Home Loan Trust 2000-CL1;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto, and the services of the GMACM shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7 Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8 Intention of the Parties. It is the intention of the parties hereto that the Purchaser will be purchasing on the Closing Date, and the Sellers will be selling on the Closing Date, the Initial Home Loans, rather than the Purchaser providing a loan to the Sellers secured by the Initial Home Loans on the Closing Date; and that the Issuer will be purchasing on each Subsequent Transfer Date, and GMACM will be selling on each Subsequent Transfer Date, the related Subsequent Home Loans, rather than the Issuer providing a loan to GMACM secured by the related Subsequent Home Loans on each Subsequent Transfer Date. Accordingly, the parties hereto each intend to treat this transaction for federal income tax purposes as (i) a sale by the Sellers, and a purchase by the Purchaser, of the Initial Home Loans on the Closing Date and (ii) a sale by GMACM, and a purchase by the Issuer, of the related Subsequent Home Loans on each Subsequent Transfer Date. The Purchaser and the Issuer shall each have the right to review the Home Loans and the Related Documents to determine the characteristics of the Home Loans which will affect the federal income tax consequences of owning the Home Loans, and each Seller shall cooperate with all reasonable requests made by the Purchaser or the Issuer in the course of such review.

Section 8.9    Successors and Assigns; Assignment of This Agreement.

(a) This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. The obligations of each Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Credit Enhancer and the Purchaser (and the Issuer with respect to the transfer of any Subsequent Home Loans), which consent shall be at the Purchaser's sole discretion (and the Issuer's sole discretion with respect to the transfer of any Subsequent Home Loans); provided, that each Seller may assign its obligations hereunder to any Affiliate of such Seller, to any Person succeeding to the business of such Seller, to any Person into which such Seller is merged and to any Person resulting from any merger, conversion or consolidation to which such Seller is a party. The parties hereto acknowledge that (i) the Purchaser is acquiring the Initial Home Loans for the purpose of contributing them to the GMACM Home Loan Trust 2000-CL1 and (ii) the Issuer is acquiring the Subsequent Home Loans for the purpose of pledging the Subsequent Home Loans to the Indenture Trustee for the benefit of the Noteholders and the Credit Enhancer.

(b) As an inducement to the Purchaser and the Issuer to purchase the Initial Home Loans and to the Issuer to purchase any Subsequent Home Loans, each Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against each Seller pursuant to this Agreement insofar as such rights relate to the Initial Home Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against either Seller pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against either Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against either Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer, the Owner Trustee, the Credit Enhancer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

Section 8.10 Survival. The representations and warranties made herein by each Seller and the provisions of Article VI hereof shall survive the purchase of the Initial Home Loans hereunder and any transfer of Subsequent Home Loans pursuant to this Agreement and the related Subsequent Transfer Agreement.

Section 8.11 Third Party Beneficiary. The Credit Enhancer shall be a third party beneficiary hereof and shall be entitled to enforce the provisions of this Agreement as if a party hereto.

        IN WITNESS WHEREOF, the parties hereto have caused their names to be signed to this Home Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                                RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Purchaser



                                            By: /s/ Patricia C. Taylor
                                                Name:  Patricia C. Taylor
                                                Title:    Vice President



                                            GMAC MORTGAGE CORPORATION,
                                               as Seller and Servicer



                                            By: /s/ Thomas J. O'Hara
                                                Name:  Thomas J. O'Hara
                                                Title:    Vice President



                                WALNUT GROVE HOME EQUITY LOAN TRUST 2000-A, as
                         Seller

                                By: WILMINGTON TRUST COMPANY,
                                            not in its individual capacity but
                        solely as
                                            Owner Trustee



                                            By: /s/ Donald G. MacKelcan
                                                Name:  Donald G. MacKelcan
                                                Title:    Vice President









                          GMACM HOME LOAN TRUST 2000-CL1, as Issuer

                          By: WILMINGTON TRUST COMPANY,
                                 not in its individual capacity but solely
                                 as
                                 Owner Trustee



                          By: /s/ Donald G. MacKelcan
                              Name:  Donald G. MacKelcan
                              Title:    Vice President



                          WELLS FARGO BANK MINNESOTA, N.A., as Indenture
                                     Trustee


                            By: /s/ Peter A. Gobell
                                Name:  Peter A. Gobell
                                Title:    Assistant Vice President

                                    EXHIBIT 1

                               HOME LOAN SCHEDULE



                          [See Exhibit A to the Servicing Agreement]

                                    EXHIBIT 2

                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

        Pursuant to this Subsequent Transfer Agreement No. (the "Agreement"), dated as of , , between GMAC Mortgage Corporation, as seller (the "Seller"), and GMACM Home Loan Trust 2000-CL1, as issuer (the "Issuer"), and pursuant to the loan purchase agreement dated as of September 28, 2000 (the "Home Loan Purchase Agreement"), among the Seller, as a seller and servicer, Walnut Grove Home Equity Loan Trust 2000-A, as a seller, Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), the Issuer and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee"), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the mortgage loans listed on the attached Schedule of Subsequent Home Loans (the "Subsequent Home Loans").

        Capitalized terms used and not defined herein have their respective meanings as set forth in Appendix A to the indenture dated as of September 28, 2000, between the Issuer and the Indenture Trustee, which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.    Sale of Subsequent Home Loans.

        (a) The Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Home Loans, all principal received and interest accruing on the Subsequent Home Loans on and after the Subsequent Cut-Off Date, all monies due or to become due relating to such Subsequent Home Loans and all items with respect to the Subsequent Home Loans to be delivered pursuant to Section 2.2 of the Home Loan Purchase Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Home Loans prior to the Subsequent Cut-Off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.2 of the Home Loan Purchase Agreement.

        The transfer to the Issuer by the Seller of the Subsequent Home Loans identified on the Home Loan Schedule shall be absolute and is intended by the parties hereto to constitute a sale by the Seller to the Issuer on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Home Loans, and other property as and to the extent described above, and the Issuer hereby acknowledges such transfer. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Subsequent Home Loans, and such other property, to secure all of the Issuer's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the Commonwealth of Pennsylvania (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Issuer's interests in each Subsequent Home Loan and the proceeds thereof.

        (b) The expenses and costs relating to the delivery of the Subsequent Home Loans, this Agreement and the Home Loan Purchase Agreement shall be borne by the Seller.

     (c) Additional terms of the sale are set forth on Attachment A hereto.

        Section 2.    Representations and Warranties; Conditions Precedent.

        (a) The Seller hereby affirms the representations and warranties set forth in Section 3.1 of the Home Loan Purchase Agreement that relate to the Seller or the Subsequent Home Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.2(b) of the Home Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Home Loan complies with the requirements of this Agreement and Section 2.2(c) of the Home Loan Purchase Agreement.

        (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof.

        (c) All terms and conditions of the Home Loan Purchase Agreement relating to the Subsequent Home Loans are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Home Loan Purchase Agreement.

        Section 3. Recordation of Instrument. To the extent permitted by applicable law or a memorandum thereof if permitted under applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the related Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders or the Credit Enhancer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or the Credit Enhancer or is necessary for the administration or servicing of the Subsequent Home Loans.

        Section 4. GOVERNING LAW. THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 5. Counterparts. This Instrument may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

     Section 6. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.


                        GMAC MORTGAGE CORPORATION,
                           as Seller



                        By:
                            Name:
                            Title:


                        GMACM HOME LOAN TRUST 2000-CL1, as Issuer

                        By: WILMINGTON TRUST COMPANY,
                               not in its individual capacity but solely
                               as
                               Owner Trustee



                        By:
                            Name:
                            Title:



                      Attachments

A. Additional terms of sale.
B. Schedule of Subsequent Home Loans.
C. Seller's Officer's Certificate.
D. Seller's Officer's Certificate (confirmation of Credit Enhancer approval).

3

                                GMACM HOME LOAN TRUST 2000-CL1

                    ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                      ------------, ----


A.
      1.   Subsequent Cut-Off Date:
      2.   Pricing Date:
      3.   Subsequent Transfer Date:
      4.   Aggregate Principal Balance of the Subsequent Home Loans as of
           the Subsequent Cut-Off Date:
      5.   Purchase Price:                                100.00%
B.
As to all Subsequent Home Loans:
      1.   Longest stated term to maturity:                          months
                                                          ----------
      2.   Minimum Loan Rate:                                        %
                                                          ----------
      3.   Maximum Loan Rate:                                        %
                                                          ----------
      4.   WAC of all Subsequent Home Loans:                         %
                                                          ----------
      5.   WAM of all Subsequent Home Loans:                         %
                                                          ----------
      6.   Largest Principal Balance:                     $
      7.   Non-owner occupied Mortgaged Properties:                  %
                                                          ----------
      8.   California zip code concentrations:                % and      %
                                                          ----      ----
      9.   Condominiums:                                             %
                                                          ----------
      10.  Single-family:                                            %
                                                          ----------
      11.  Weighted average term since origination:                 %
                                                          ----------
      12.  Principal balance of Subsequent Home Loans with respect to        $
           which the Mortgagor is an employee of GMACM or an affiliate of
           GMACM:
      13. Number of Subsequent Home Loans with respect to which the Mortgagor is an employee of GMACM or an affiliate of GMACM:

                                    EXHIBIT 3

                             FORM OF ADDITION NOTICE



DATE:

Wells Fargo Bank Minnesota, N.A.                 Moody's Investors Service, Inc.
11000 Broken Land Parkway                         99 Church Street
Columbia, Maryland 21044                          New York, New York 10007


Ambac Assurance Corporation                       Fitch, Inc.
One State Street Plaza, 19th Floor                One State Street Plaza
New York, New York  10004                         New York, New York 10004
Attention: Consumer Asset-Backed Securities
Group
Re: GMACM Home Loan Trust 2000-CL1;

Standard & Poor's, a division of The              Wilmington Trust Company
McGraw-Hill Companies, Inc.                       1100 North Market Street
26 Broadway                                       Wilmington, Delaware 19890
New York, New York 10004-1064



                       Re: GMACM Home Loan Trust 2000-CL1

Ladies and Gentlemen:

        Pursuant to Section 2.2 of the home loan purchase agreement dated as of September 28, 2000 (the "Purchase Agreement"), among GMAC Mortgage Corporation, as Seller and Servicer, Walnut Grove Home Equity Loan Trust 2000-A, as Seller, Residential Asset Mortgage Products, Inc., as Purchaser, GMACM Home Loan Trust 2000-CL1, as Issuer and Wells Fargo Bank Minnesota, N.A., as Indenture Trustee, the Seller has designated the Subsequent Home Loans identified on the Home Loan Schedule attached hereto to be sold to the Issuer on , , with an aggregate Principal Balance of $ . Capitalized terms not otherwise defined herein have the meaning set forth in the Appendix A to the indenture dated as of September 28, 2000, between the Issuer and the Indenture Trustee.

        Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                            Very truly yours,


                                            GMAC MORTGAGE CORPORATION,
                                               as Seller



                                            By:
                                                Name:
                                                Title:


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK MINNESOTA, N.A.,
    as Indenture Trustee



By:
    Name:
    Title: